UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2012

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a

 Provision of the Code of Ethics.

Pursuant to Board of Directors approval and authorization, Nordson Corporation adopted a refreshed and updated Code of Ethics and Business Conduct (the “Code”) effective February 28, 2012. The Code supersedes the current Code of Business and Ethical Conduct adopted by the Board of Directors in 2003. The Code applies to all officers, directors and employees of the Company.

The current code was refreshed and updated to: (i) improve its clarity and readability, (ii) to enhance Company personnel’s understanding of the Company’s standards of ethical business practices and (iii) to promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities. The following highlights revisions made to the current code:

•	Transition from a “principles” to “values” orientation employing the formally-adopted Nordson “shared values” — Integrity, Respect for People, Customer Passion, Energy and Excellence – as the focus of the Company’s ethics and compliance effort;

•	Transition from a U.S.-centric to a global compliance approach to enhance the Company global workforce’s understanding of the Company’s standards of ethical business practices and to promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities to the Company;

•	Adopt a “plain English” approach to encourage a sense of ownership and inclusion in the Code;

•	Employ more use of “Q&A” and hypothetical examples with less emphasis on text to improve readability and incorporate more user-friendly learning aids;

•	A renewed and expanded focus on risk areas of conflicts of interests, payment to government officials/questionable payments and export controls;

•	Transition from mere policy-type statements or subjects such as unfair competition, the “Writing Smart” program, anti-harassment, etc. to incorporation of policies or guidelines that will be posted on the Nordson Intranet site;

•	Engaging a third party service provider to afford employees the opportunity to report a possible violation or seek guidance on matters addressed in the Code; and

•	Adding examples of the types of documents wherein a boycott participation request may appear.

The above summary of the Code is qualified in its entirety by reference to the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Code will also be posted on the corporate governance page of the Company’s web site at www.nordson.com. The contents of the Nordson Corporation website are not incorporated by reference in this report or made a part hereof for any purpose.

Item 5.07 Submission of Matters to a Vote of Security Holders

Nordson Corporation (the “Company”) held its Annual Meeting of Shareholders on February 28, 2012 (the “2012 Annual Meeting”). Of the 65,187,881 shares outstanding and entitled to vote, 61,115,206 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the 2012 Annual Meeting are as follows:

The Company’s shareholders elected Messrs. Arthur L. George, Jr., Frank M. Jaehnert and Michael J. Merriman, Jr. as directors to serve until the 2015 Annual Meeting.  The votes were cast as follows:

Directors	For	Withheld	Broker Non-Votes
Arthur L. George, Jr.	57,411,311	524,702	3,179,193
Frank M. Jaehnert	57,411,575	524,438	3,179,193
Michael J. Merriman, Jr.	56,806,911	1,129,102	3,179,193

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012.  The votes were cast as follows:

For	Against	Abstain
60,909,025	175,299	30,882

The Company’s shareholders approved, on an advisory and non-binding basis, compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2012 Annual Meeting.  The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
54,828,670	922,633	2,184,710	3,179,193

The Company will conduct an advisory vote to approve named executive officer compensation annually until the next required vote on the frequency of the shareholder advisory vote to approve compensation of the Company’s named executive officers. The Company is required to hold this vote on frequency every six years.

Item 9.01.	Financial Statements and Exhibits

14.1 Code of Ethics and Business Conduct of Nordson Corporation effective February 23, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

March 5, 2012	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

14.1	Code of Ethics and Business Conduct of Nordson Corporation effective February 23, 2012